UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 24, 2003


                               PIVOTAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
                 (State or Other Jurisdiction of Incorporation)


        000-26867                                        98-0366456
 (Commission File Number)                     (IRS Employer Identification No.)


                          SUITE 700 - 858 BEATTY STREET
                      VANCOUVER, BRITISH COLUMBIA, V6B 1C1
                                     CANADA
              (Address of Principal Executive Offices and Zip Code)

                            Telephone (604) 699-8000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure

Attached as an exhibit to this report is a press release dated April 24, 2003. Such exhibit is being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 24, 2003

                                          PIVOTAL CORPORATION



                                          /s/ Divesh Sisodraker
                                          -------------------------------------
                                          Divesh Sisodraker
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer and Duly Authorized Officer)